                   SUPPLEMENT NO. 2 TO THE COPYRIGHT SECURITY
                     AGREEMENT DATED AS OF NOVEMBER 4, 1997
                     --------------------------------------


                  WHEREAS, NewStar Media Inc. (formerly known as Dove Entertainment, Inc.), a California corporation (the "Grantor") is party to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of November 4, 1997, (as the same may be amended, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Grantor, the Corporate Guarantors named therein (the "Guarantors") and The Chase Manhattan Bank, as Lender (the "Lender");

                  WHEREAS, pursuant to the terms of the Credit Agreement, the Grantor has granted to the Lender a security interest in all right, title and interest of the Grantor in and to all personal property, whether now owned, presently existing or hereafter acquired or created, including, without limitation, all right, title and interest of the Grantor in, to and under any item of Product (such term being used herein as defined in the Copyright Security Agreement referred to below) and any copyright or copyright license, whether now existing or hereafter arising, acquired or created, and all proceeds thereof or income therefrom, to secure the payment and performance of the Obligations (such term being used herein as defined in the Credit Agreement) pursuant to the Credit Agreement;

                  WHEREAS, the Grantor is a party to a Copyright Security Agreement, dated as of November 4, 1997 (as the same has been, or may hereafter be, amended or supplemented from time to time, the "Copyright Security Agreement"), pursuant to which the Grantor has granted to the Lender, as security for the Obligations, a continuing security interest in all of the Grantor's right, title and interest in and to each and every item of Product, the scenario, screenplay or script upon which an item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Grantor, all as more fully set forth in the Copyright Security Agreement;

                  WHEREAS, the Grantor has acquired or created additional items of Product since the date of execution of the Copyright Security Agreement and the most recent Supplement thereto and holds certain additional copyrights and rights under copyright with respect to items of Product;

                  WHEREAS, Schedule 1 to the Copyright Security Agreement does not reflect (I) item(s) of Product acquired or created by the Grantor since the date of execution of the Copyright Security Agreement and the most recent Supplement thereto or (ii) all the copyrights and rights under copyright held by the Grantor;

                  THEREFORE,

                  A. The Grantor does hereby grant to the Lender, as security, a continuing security interest in and to all of the Grantor's right, title and interest in and to each and every item of Product being added to Schedule 1 to the Copyright Security Agreement pursuant to paragraph
         (b) below, the scenario, screenplay or script upon which such item of Product is based, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in possession of the Grantor, all as contemplated by, and as more fully set forth in, the Copyright Security Agreement.

                  B. Schedule 1 to the Copyright Security Agreement is hereby supplemented, effective as of the date hereof, so as to reflect all of the copyrights and rights under copyright with respect to the item(s) of Product in and to which the Grantor has granted a continuing security interest to the Lender pursuant to the terms of the Copyright Security Agreement and the Credit Agreement. The following item(s) of Product and copyright information are hereby added to Schedule 1 to the Copyright Security Agreement:


                                                                                               Date Registration
         Title                                                       Registration No.          Applied For
         -----                                                       ----------------          ------------------


The Book of Prayers: A Man's Guide to Reaching God                                                 2/9/98

Another City, Not My Own                                                                          12/17/97

Animal Tales From Many Lands                                                                      12/17/97

Always Outnumbered, Always Outgunned                                                              12/17/97

Abuse of Power                                                                                     12/7/97

Then Came Heaven                                                                                   12/4/97

Sudden Mischief                                                                                    4/3/98

Stone Soup For The World                                                                           4/3/98

Sin                                                                                               12/17/97

The Poetry of Walt Whitman                                                                        12/17/97

The Poetry of the Romantics                                                                        12/4/97

Peter Rabbit and Other Stories                                                                    12/17/97

Perfect Witness                                                                                   12/17/97

Only Love                                                                                          12/4/97

The Old Curiosity Shop                                                                             2/9/97

Night Train                                                                                        4/3/98

Nancy Pickard Presents Malice Domestic Vol. 3                                                      2/9/98

The Last Valentine                                                                                 2/9/98

The Last Hostage                                                                                   2/9/98

Irish Whiskey                                                                                      4/3/98

Hit Man                                                                                            2/9/98

The High-Tech Personal Efficiency Program                                                          12/4/97

The Greatest Mysteries of All Time (Volume 4)                                                      2/9/98

The Greatest Mysteries of All Time (Volume 3)                                                     12/17/97

The Gospel According to the Son                                                                    12/4/97

Golden Age of Radio: Sir Arthur Conan Doyle's Sherlock Holmes                                      2/9/98

Diana: A Tribute to the People's Princess                                                          12/4/97

Damage                                                                                             2/9/98

                  Except as expressly supplemented hereby, the Copyright Security Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Copyright Security Agreement, the terms "Agreement", "this Agreement", "this Copyright Security Agreement", "herein", "hereafter", "hereto", "hereof" and words of similar import, shall, unless the context otherwise requires, mean the Copyright Security Agreement as supplemented by this Supplement.

                  Except as expressly supplemented hereby, the Copyright Security Agreement, all documents contemplated thereby and any previously executed Supplements thereto, are each hereby confirmed and ratified by the Grantor.

                  The execution and filing of this Supplement, and the addition of the item(s) of Product set forth herein to Schedule 1 to the Copyright Security Agreement are not intended by the parties to derogate from, or extinguish, any of the Lender's rights or remedies under (I) the Copyright Security Agreement and/or any agreement, amendment or supplement thereto or any other instrument executed by the Grantor and heretofore recorded or submitted for recording in the U.S. Copyright Office or (ii) any financing statement, continuation statement, deed or charge or other instrument executed by the Grantor and heretofore filed in any state or country in the United States of America or elsewhere.

                  IN WITNESS WHEREOF, the Grantor has caused this Supplement No. 2 to the Copyright Security Agreement to be duly executed by its duly authorized officer as of May 14, 1998.

                                    NEWSTAR MEDIA INC.
                                    (formerly known as Dove Entertainment, Inc.)


                                    By: /S/ ROBERT MURRAY
                                       ---------------------------
                                       Robert Murray
                                       Vice President

STATE OF California )
                                          :  ss.:
COUNTY OF Los Angeles )

                  On this the 19th day of May, 1998, before me, Victoria Kaye, the undersigned Notary Public, personally appeared Robert Murray
                  [X] personally known to me,

                  [ ] proved to me on the basis of satisfactory evidence, to be the Vice President of the corporation known as NewStar Media Inc. who executed the foregoing instrument on behalf of the corporation, and acknowledged that such corporation executed it pursuant to a resolution of its Board of Directors.

                  WITNESS my hand and official seal.

                         /S/ VICTORIA KAYE
                         ------------------------------
                                  Notary Public


                                     [SEAL]